EXHIBIT 99.1

Press Release	Source: Tribute Pharmaceuticals Canada Inc.

Tribute Pharmaceuticals Schedules First Quarter 2014
Financial Results Conference Call

MILTON, ONTARIO--(Marketwired - May 8, 2014) - Tribute Pharmaceuticals Canada Inc. (OTCQB:TBUFF) ("Tribute" or the "Company"), a Canadian specialty pharmaceutical company engaged in the acquisition, licensing, development and promotion of healthcare products in Canada and United States, today announced that it will host a conference call on Thursday, May 15, 2014 at 11:00 AM EDT (8:00 AM PST) to review and discuss the Company's results for its first quarter ending March 31, 2014.

To join the conference call, use the dial-in information below. When prompted, ask for the "Tribute Pharmaceuticals Call" and/or be prepared to provide the conference ID.

Date:	05/15/2014
Time:	11:00 AM Eastern
Conference Line Dial-In (Canada & U.S.):	877-407-0782
International Dial-In:	201-689-8567
Conference ID#:	13581986
http://www.investorcalendar.com/IC/CEPage.asp?ID=172736

Dial in at least 10 minutes before the call to ensure timely participation. A playback will be available until 11:59 PM May 29, 2014. To listen to the conference call playback, please call 1-877-660-6853 within Canada and the United States or 1-201-612-7415 if calling internationally.

About Tribute Pharmaceuticals Canada Inc.

Tribute is an emerging Canadian specialty pharmaceutical company engaged in the acquisition, licensing, development and management of pharmaceutical and healthcare products with its primary focus on the Canadian and U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), and Collatamp G® (gentamicin-impregnated collagen) in the Canadian market. Additionally, the Company holds an exclusive license for Bezalip® SR in the U.S. and its proprietary products NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships.

For further information on Tribute visit the Company's website: http://www.tributepharma.com.

Tribute Pharmaceuticals' Forward Looking Statement

This press release contains certain forward-looking statements about Tribute as defined in the Private Securities Litigation Reform Act of 1995, which statements can be identified by the use of forward-looking terminology, such as "may", "will", "expect", "intend", "anticipate", "estimate", "predict", "plan" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. Forward-looking statements, by their nature, are subject to risks and uncertainties, Tribute actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including statements regarding our expectations regarding clinical trials, the timing of clinical results, development timelines and regulatory filings and submissions for our product candidates, general economic conditions, the ability of Tribute to successfully integrate operations, and the timing of expenditures and expansion opportunities, any of which could cause actual results to vary materially from current results or anticipated future results. See Tribute reports filed with the Canadian Securities Regulatory Authorities and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from results referred to in forward-looking statements. Tribute assumes no obligation to update the information contained in this press release to update forward-looking statements to reflect changed assumptions, the occurrence of anticipated events or changes in future operating results, financial condition or business over time.

Bezalip®SR and Soriatane® are registered trademarks and under license from Actavis Group PTC ehf
Cambia® is a registered trademark and under license from Depomed, Inc.
Collatamp G® is a registered trademark and under license EUSA Pharma (Europe) Limited.

For further information on Tribute, visit http://www.tributepharma.com.

Contact:
Tribute Pharmaceuticals Canada Inc.
Scott Langille
CFO
905-876-3166
scott.langille@tributepharma.com

Investor Relations
Kevin Fickle
President, Nuwa Group LLC
Phone: (925) 330-8315
Email: Kevin@nuwagroup.com